BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund

Supplement Dated June 15, 2007
to the Statement of Additional Information dated May 1, 2007

The following changes are made to the Statement of Additional Information of BlackRock Variable Series Funds, Inc.

The section entitled “Investment Advisory and Other Service Arrangements — Portfolio Manager Information”beginning on p. 48 is revised as set forth below.

The subsection entitled “Other Funds and Accounts Managed” revised to add the following information:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

Kevin Booth	6 $3,893,061,990	5 $2,200,000,000	4 $ 612,000,000	0 $0	2 $509,000,000	3 $554,000,000

James Keenan	7 $4,193,061,990	4 $ 835,000,000	22 $4,000,000,000	0 $0	1 $427,000,000	4 $706,000,000

The subsection entitled “Portfolio Manager Compensation Overview — 4. Balanced Capital V.I. Fund (fixed income portfolio), Bond V.I. Fund, Government Income V.I. Fund and High Income V.I. Fund” is revised to add Mr. Booth and Mr. Keenan to the list of portfolio managers entitled to participate in the long term incentive and retention plan and the deferred compensation program. In addition, Mr. Keenan should be added to the list of portfolio managers who have been granted options and restricted stock awards.

CODE#VAR-SAI-HIGHSUP-0607